Exhibit 99.1

Larry Wolfe, C.P.A.
Miami, Florida

September 19, 2005

Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549-0404

Ladies and Gentlemen:

    This letter pertains to the Form 8-K, filed by Invicta Group Inc. (the “Company”) with respect to its termination of Larry Wolfe, C.P.A. as the Company’s independent accountant.

    In connection therewith, we have read the statements made by the Company in the Form 8-K in response to Item 304(a) of Regulation S-K and are in agreement with the statements concerning our firm. We have no basis to disagree with other statements of the Company contained therein.

Sincerely,

/s/ Larry Wolfe, C.P.A.
Miami, Florida